Exhibit 10.3

(Part 1 of 2)

PRESIDENT. ROBERT C. BARG VICE PRESIDENTs ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H (SCOTT) REES III DANNY D. SIMMONS DAN PAUL SMITH ERIC J. STEVENS

April 25, 2019

Ing. Octavio Romero Oropeza

Petroleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 44

Colonia Veronica Anzures

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2018 (the “Form 20-F”), under the heading “Exploration and Production (Reserves),” and to the filing of our audit letter dated April 16, 2019, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of January 1, 2019, for 18 fields located in the Cantarell and Ku Maloob Zaap business units in the Marine regions of Mexico. These estimates were prepared by Pemex Exploración y Produccion in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/s/ ROBERT C. BARG, P.E.
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE. SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411

Exhibit 10.3

(Part 2 of 2)

PRESIDENT. ROBERT C. BARG VICE PRESIDENTs ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY D. SIMMONS DAN PAUL SMITH ERIC J. STEVENS

April 25, 2019

Ing. Octavio Romero Oropeza

Petroleos Mexicanos

Avenida Marina Nacional 329

Torre Ejecutiva, Piso 44

Colonia Veronica Anzures

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petroleos Mexicanos (“Pemex”) for the year ending December 31, 2018 (the “Form 20-F”), under the heading “Exploration and Production (Reserves),” and to the filing of our audit letter dated April 16, 2019, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of January 1, 2019, for 46 fields located in the Cinco Presidentes and Macuspana Muspac business units in the Southern region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/s/ ROBERT C. BARG, P.E.
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE. SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411